UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (Formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Semi-Annual Report

April 30, 2013

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective investing primarily in equity securities of emerging markets smaller companies.

Change to Name and Investment Policies

On March 14, 2013 Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., announced that its shareholders had voted in the affirmative along with the Board of Directors to change certain investment policies of the Fund. As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are as follows: a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion. The Fund may, at the full discretion of the Adviser, focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund’s portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions.

The Fund will not concentrate its investments in any industry or group of industries. The Fund invests in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock. As a fundamental investment restriction, the Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The approved changes did not alter the Fund’s investment objective of seeking long-term capital appreciation. To reflect the new investment policies, the Fund’s name changed to Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. The Fund continues to trade on the NYSE MKT under its ticker symbol (ETF).

Total Return Performance

For the six months ended April 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 5.4%, assuming reinvestment of dividends and distributions versus a return of 13.5% for the Fund’s new benchmark, the MSCI Emerging Markets Small Cap Index.

Share Price and NAV

For the six months ended April 30, 2013, based on market price, the Fund’s total return was 4.9%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 4.4% over the six months, from $20.65 on October 31, 2012 to $21.55 on April 30, 2013. The Fund’s share price on April 30, 2013 represented a discount of 10.4% to the NAV per share of $24.05 on that date, compared with a discount of 10.0% to the NAV per share of $22.95 on October 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•  calling toll free at 1-866-839-5205 in the United States, or

•  emailing InvestorRelations@aberdeen-asset.com

•  visiting www.aberdeenetf.com

Yours sincerely,

Christian Pittard

President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Advisor (unaudited)

Fund Restructuring

Following shareholder approval in March 2013, the Fund, formerly known as the Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., was restructured. Its new mandate, focused on global emerging markets smaller companies, became effective March 15, 2013. The Fund’s principal investment objective remains long-term capital appreciation. As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. The Fund will not concentrate its investments in any industry or group of industries. The Fund may also invest without limit in what the adviser deems to be “frontier” markets, which are investible markets with lower total market capitalizations and less liquidity than more developed emerging markets.

Market Review

Shares of smaller companies in emerging stock markets rallied and generally outperformed their larger counterparts over the six–month period ended April 30, 2013. Smaller Company stocks initially moved higher in line with their larger-company counterparts, buoyed by a glut of liquidity resulting from major central banks’ collective easing in a bid to bolster the global economy. Investor hopes of a resolution to the U.S. budget impasse also supported markets. Market performance subsequently diverged. Shares of larger companies faltered in the second half of the reporting period amid heightened global risk aversion and receding hopes of a strong cyclical recovery in emerging markets. However, smaller company stocks, especially those focused on their domestic economies, remained resilient. Their relatively lower exposure to the external environment, such as developments in the West, underpinned the gains.

As discussed in previous reports, most of the Fund’s venture capital holdings are technology oriented venture capital funds. Over the six-month period ended April 30 2013, global equity markets performed well with indices growing more than 10%. Technology markets were more volatile however with the Dow Jones US Technology Index declining sharply in November but recovering in

2013 to finish 4.6% above its October 2012 value. Three venture capital holdings increased in value over the six-month period, while the remaining eight decreased in value. Concord Fund Liquidating Main Trust and Neurone Ventures II, L.P. saw the greatest increase in value, by 14.1% and 10.5%, respectively. The largest decrease in valuation was for JP Morgan Latin America Capital Partners, which fell 40% over the period. The valuation of the venture capital holdings within the portfolio decreased 0.5% over the 6 month period.

Venture capital holdings distributed $642,045 during the most recent six-month period, an increase over the previous six-month distribution proceeds of $341,827. The largest distributions in the period came from SVE Star Ventures IX ($228,533), Concord Ventures II Fund ($120,668) and TVG Asian Communications Fund II ($108,084). No capital calls were issued during the six-month period ended April 30, 2013. It is unlikely that the General Partner will implement capital calls for new investments.

Outlook

In our view, the recent run of soft economic data has put growth risks back into focus even though liquidity conditions have remained supportive for financial markets. The International Monetary Fund has downgraded its global forecast for 2013 and we feel that there are few grounds to anticipate an improvement in growth momentum. We believe that Eurozone economies, in particular, face prolonged stagnation. Unemployment is at a record high, business and consumer confidence levels are declining and, in our opinion, continued fiscal austerity will likely continue to hamper economic activity. In the U.S., we feel it is still too early to tell if the modest economic growth and strength in the labor market are sustainable, as the impact of the large spending cuts begins to kick in. Although developing economies are still expected to grow at a faster pace than their developed counterparts, we feel that they are not immune to weakening external demand. Given the uncertainties, we believe that stock markets will remain unsettled, but our holdings’ sound fundamentals leave the Fund well positioned for the future, in our view.

Aberdeen Asset Managers Limited

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Portfolio Summary (unaudited)

April 30, 2013

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of April 30, 2013, the Fund held 96.7% of its net assets in equities, and 3.3% in cash and other assets in excess of liabilities.

The following chart summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets.

Top 10 Holdings, by Issuer (unaudited)

April 30, 2013

	Holding	Sector	Country	Percent of Net Assets

1.	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	Transportation Infrastructure	Mexico	3.2%
2.	Aeon Co. M Bhd	Multiline Retail	Malaysia	2.7%
3.	Safaricom Limited	Wireless Telecommunication Services	Kenya	2.6%
4.	Spar Group Limited	Food & Staples Retailing	South Africa	2.5%
5.	Eurocash S.A.	Food & Staples Retailing	Poland	2.3%
6.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	2.2%
7.	Clicks Group Limited	Food & Staples Retailing	South Africa	2.1%
8.	O’Key Group S.A.	Food & Staples Retailing	Luxembourg	2.1%
9.	Odontoprev S.A.	Health Care Providers & Services	Brazil	2.1%
10.	Parque Arauco S.A.	Real Estate Management & Development	Chile	2.0%

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Average Annual Returns (unaudited)

April 30, 2013

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.47%	10.40%	0.23%	14.77%
Market Value	13.07%	10.84%	0.54%	15.42%
MSCI Emerging Markets Small Cap Index(1)	13.92%	4.07%	3.82%	17.91%
MSCI EM Infrastructure Index(1)	2.43%	7.32%	(0.12)%	17.12%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower, see Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.46%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.41%

(1)  Effective April 1, 2013, the Fund’s performance benchmark against which the Fund measures its performance changed from the MSCI EM Infrastructure Index to MSCI Emerging Markets Small Cap Index. Fund management believes the MSCI Emerging Markets Small Cap Index more accurately reflects the new investment strategy of the Fund.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—96.7%
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES—94.6%
BRAZIL—12.0%
COMMERCIAL SERVICES & SUPPLIES—1.3%
140,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	$2,603,724
HEALTH CARE PROVIDERS & SERVICES—2.1%
815,000	Odontoprev S.A.	4,065,326
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.8%
97,000	Iguatemi Empresa de Shopping Centers S.A.	1,159,200
156,000	Multiplan Empreendimentos Imobiliarios S.A.	4,452,910
		5,612,110
ROAD & RAIL—1.7%
189,000	Localiza Rent a Car S.A.	3,354,437
SOFTWARE—1.3%
137,000	Totvs S.A.	2,578,743
TEXTILES, APPAREL & LUXURY GOODS—1.8%
165,000	Arezzo Industria e Comercio S.A.	3,476,896
TRANSPORTATION INFRASTRUCTURE—1.0%
149,000	Wilson Sons Limited, BDR	2,055,429
	Total Brazil (cost $23,868,794)	23,746,665
CHILE—3.2%
IT SERVICES—1.2%
671,000	Sonda S.A.	2,322,391
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
1,559,814	Parque Arauco S.A.	4,033,756
	Total Chile (cost $6,552,687)	6,356,147
CHINA—2.7%
CHEMICALS—1.4%
2,823,500	Yingde Gases Group Co., Limited(a)	2,722,790
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
2,215,000	Yanlord Land Group Limited(a)(b)	2,544,396
	Total China (cost $5,674,300)	5,267,186
HONG KONG—7.3%
COMMERCIAL BANKS—1.7%
2,296,000	Dah Sing Banking Group Limited(a)	3,383,421
HOTELS, RESTURANTS & LEISURE—1.1%
664,000	Cafe de Coral Holdings Limited(a)	2,110,055
MARINE—1.2%
4,215,000	Pacific Basin Shipping Limited(a)	2,411,166
SPECIALTY RETAIL—1.5%
2,958,000	Giordano International Limited(a)	2,972,670
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,460,000	Texwinca Holdings Limited(a)	1,706,818

See Notes to Financial Statements.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
TRANSPORTATION INFRASTRUCTURE—1.0%
136,000		Hong Kong Aircraft Engineering Co. Limited(a)	$1,962,656
		Total Hong Kong (cost $14,053,358)	14,546,786
INDIA—7.3%
CHEMICALS—1.9%
326,000		Castrol India Limited	1,995,029
85,000		Kansai Nerolac Paints Limited	1,885,225
			3,880,254
CONSTRUCTION MATERIALS—0.6%
260,309		Madras Cements Limited(a)	1,200,570
IT SERVICES—1.2%
336,000		Mphasis Limited	2,323,156
PERSONAL PRODUCTS—1.8%
238,000		Godrej Consumer Products Limited	3,648,744
PHARMACEUTICALS—0.7%
132,000		Piramal Enterprises Ltd.(a)	1,370,525
ROAD & RAIL—1.1%
100,701		Container Corp. of India	2,102,805
		Total India (cost $14,230,237)	14,526,054
INDONESIA—5.6%
COMMERCIAL BANKS—0.1%
1,101,000		PT Bank Permata Tbk(a)(b)	192,596
CONSTRUCTION MATERIALS—1.5%
8,080,000		PT Holcim Indonesia Tbk(a)	3,036,562
FOOD PRODUCTS—1.9%
1,157,000		Petra Foods Limited(a)	3,830,868
METALS & MINING—0.5%
3,560,000		PT Vale Indonesia Tbk(a)	1,047,842
TRADING COMPANIES & DISTRIBUTORS—1.6%
5,838,500		PT AKR Corporindo Tbk(a)	3,096,422
		Total Indonesia (cost $11,105,777)	11,204,290
ISRAEL—0.7%
VENTURE CAPITAL—0.7%
1,674,587	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	355,599
2,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(e)(f)	102,702
2,750,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(e)(f)	413,050
742,434	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)(f)	166,275
2,001,470	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(e)(f)	251,865
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(e)(f)	153,876
			1,443,367
		Total Israel (cost $6,279,117)	1,443,367
KENYA—4.1%
BEVERAGES—1.5%
797,000		East African Breweries Limited	2,900,776

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
WIRELESS TELECOMMUNICATION SERVICES—2.6%
62,344,400		Safaricom Limited	$5,133,369
		Total Kenya (cost $6,176,422)	8,034,145
LATIN AMERICA—0.0%
VENTURE CAPITAL—0.0%
2,320,633	(c)	JP Morgan Latin America Capital Partners, L.P.(a)(b)(d)(e)(f) (cost $642,363)	70,037
LEBANON—0.7%
COMMERCIAL BANKS—0.7%
147,001		BLOM Bank SAL, GDR (cost $1,292,715)	1,323,009
MALAYSIA—8.8%
AUTOMOBILES—1.0%
628,000		Oriental Holdings BHD	2,018,682
BEVERAGES—2.3%
225,000		Carlsberg Brewery Malaysia Bhd	1,104,848
225,000		Fraser & Neave Holdings Bhd	1,348,891
333,000		Guinness Anchor Bhd	2,020,437
			4,474,176
CONSTRUCTION MATERIALS—0.7%
455,000		Lafarge Malayan Cement Bhd	1,483,517
FOOD PRODUCTS—1.0%
216,000		United Plantations BHD	1,980,739
MULTILINE RETAIL—2.7%
1,146,000		Aeon Co. M Bhd	5,461,627
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
1,875,000		SP Setia Bhd	2,113,804
		Total Malaysia (cost $16,211,816)	17,532,545
MEXICO—3.2%
TRANSPORTATION INFRASTRUCTURE—3.2%
210,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR (cost $4,595,808)	6,423,900
NETHERLANDS—1.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
90,000		ASM International NV(a) (cost $3,267,945)	3,006,326
NIGERIA—1.6%
BEVERAGES—1.6%
1,886,000		Guinness Nigeria PLC (cost $3,172,325)	3,222,792
OMAN—1.8%
COMMERCIAL BANKS—1.8%
565,000		BankMuscat SAOG, GDR (cost $3,715,020)	3,587,750
PHILIPPINES—1.7%
HOTELS, RESTURANTS & LEISURE—1.7%
1,100,000		Jollibee Foods Corp.(a) (cost $3,321,417)	3,436,164
POLAND—2.3%
FOOD & STAPLES RETAILING—2.3%
248,000		Eurocash S.A. (cost $4,335,113)	4,465,782

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
RUSSIA—0.9%
BEVERAGES—0.9%
113,000	Synergy Co.(b) (cost $2,026,090)	$1,741,047
SOUTH AFRICA—9.8%
CHEMICALS—1.9%
1,649,000	African Oxygen Limited	3,803,900
DIVERSIFIED FINANCIAL SERVICE—1.6%
374,000	JSE Limited	3,196,724
FOOD & STAPLES RETAILING—4.6%
660,000	Clicks Group Limited(a)	4,209,872
379,000	Spar Group Limited(a)	5,004,780
		9,214,652
HOTELS, RESTURANTS & LEISURE—1.7%
228,729	City Lodge Hotels Limited	3,265,190
	Total South Africa (cost $19,025,887)	19,480,466
SOUTH KOREA—3.5%
COMMERCIAL BANKS—1.9%
286,000	BS Financial Group, Inc.(a)	3,771,182
MULTILINE RETAIL—1.6%
14,700	Shinsegae Co., Limited(a)	3,160,652
	Total South Korea (cost $7,009,374)	6,931,834
SRI LANKA—1.6%
INDUSTRIAL CONGLOMERATES—1.6%
1,580,000	John Keells Holdings PLC(a) (cost $3,063,687)	3,120,505
THAILAND—7.9%
CONSTRUCTION MATERIALS—1.2%
140,000	Siam City Cement PCL(a)	2,329,771
ELECTRONIC EQUIPMENT, INSTRUMENTS—1.3%
3,050,000	Hana Microelectronics PCL(a)	2,575,725
FOOD & STAPLES RETAILING—2.0%
151,300	Siam Makro PCL(a)	3,895,510
HEALTH CARE PROVIDERS & SERVICES—0.9%
651,000	Bumrungrad Hospital PCL(a)	1,826,602
MEDIA—1.2%
1,050,000	BEC World PCL(a)	2,399,201
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
756,000	Central Pattana PCL(a)	2,574,525
	Total Thailand (cost $14,330,148)	15,601,334
TURKEY—3.8%
COMMERCIAL BANKS—0.9%
1,442,000	Turk Ekonomi Bankasi AS(a)(b)	1,755,612
CONSTRUCTION MATERIALS—1.8%
594,425	Cimsa Cimento Sanayi VE Tica(a)	3,534,188

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2013

LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
INSURANCE—1.1%
1,705,000		Aksigorta AS(a)	$2,152,140
		Total Turkey (cost $6,669,021)	7,441,940
UNITED KINGDOM—1.9%
PHARMACEUTICALS—1.9%
244,000		Hikma Pharmaceuticals PLC(a) (cost $3,734,489)	3,709,508
GLOBAL—0.7%
VENTURE CAPITAL—0.7%
7,248,829	(c)	Emerging Markets Ventures l, L.P.(a)(b)(d)(e)(f)	353,380
2,400,000	(c)	Telesoft Partners II QP, L.P.(a)(b)(e)(f)	1,087,224
		Total Global (cost $3,866,656)	1,440,604
		Total Emerging Countries (cost $188,220,566)	187,660,183
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES—2.1%
LUXEMBOURG—2.1%
FOOD & STAPLES RETAILING—2.1%
343,000		O’Key Group S.A., GDR (cost $3,991,629)	4,116,000
UNITED STATES—0.0%
VENTURE CAPITAL—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(a)(b)(d)(e)(f) (cost $395,881)	78,353
		Total Developed Countries (cost $4,387,510)	4,194,353
		Total LONG-TERM Equity Securities—96.7% (cost $192,608,076)	191,854,536
Principal Amount (000’s)
SHORT-TERM INVESTMENT—2.9%
GRAND CAYMAN—2.9%
$5,665		Wells Fargo, overnight deposit, 0.03%, 05/01/13 (cost $5,665,000)	5,665,000
		Total Investments—99.6% (cost $198,273,076)	197,519,536
		Cash and Other Assets in Excess of Liabilities—0.4%	851,512
		Net Assets—100.0%	$198,371,048

(a)         Security was fair valued as of April 30, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(b)        Non-income producing security.

(c)         Represents contributed capital.

(d)        As of April 30, 2013, the aggregate amount of open commitments for the Fund is $2,011,123.

(e)         Illiquid Security.

(f)           Restricted security, not readily marketable.

ADR  American Depositary Receipts.

BDR  Brazilian Depositary Receipts.

GDR  Global Depositary Receipts.

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Assets and Liabilities (unaudited)
As of April 30, 2013

Assets
Investments, at value (Cost $198,273,076)	$197,519,536
Cash (including $32,949 of foreign currencies with a cost of $32,769)	33,803
Investments sold receivable	824,595
Dividends receivable	399,344
Prepaid expenses	7,116
Total assets	198,784,394
Liabilities
Investment advisory fees payable (Note 3)	161,816
Investments purchased payable	158,664
Directors’ fees payable	19,250
Administration fees payable (Note 3)	3,123
Investor relations fees payable (Note 3)	2,290
Accrued expenses and other liabilities	68,203
Total liabilities	413,346

Net Assets	$198,371,048
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$8,247
Paid-in capital	144,512,166
Undistributed net investment income	2,658,855
Accumulated net realized gain on investments and foreign currency related transactions	51,943,339
Net unrealized depreciation on investments and foreign currency translation	(751,559)
Net Assets applicable to shares outstanding	$198,371,048
Net asset value per share, based on 8,246,665 shares issued and outstanding	$24.05

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2013

Investment Income
Income:
Dividends and other income	$1,997,672
Less: Foreign taxes withheld	(187,667)
Total investment income	1,810,005
Expenses:
Investment advisory fees (Note 3)	1,030,551
Directors’ fees and expenses	99,011
Custodian’s fees and expenses	82,915
Legal fees and expenses	46,670
Reports to shareholders and proxy solicitation	34,814
Investor relations fees and expenses (Note 3)	29,771
Independent auditor’s fees and expenses	24,596
Insurance expense	21,114
Administration fees (Note 3)	14,862
Transfer agent’s fees and expenses	12,862
Miscellaneous	16,471
Total expenses	1,413,637
Less: Fee waivers (Note 3)	(46,163)
Net expenses	1,367,474

Net investment income	442,531
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions (net of capital gains tax of $6,139)*	44,948,879
Foreign currency transactions	(293,378)
Net change in unrealized depreciation of investments and foreign currency translation	(34,959,382)
Net realized and unrealized gain on investments and foreign currency transactions	9,696,119
Net Increase in Net Assets Resulting from Operations	$10,138,650

* Includes realized gain portion of distributions from underlying venture capital investments of $155,382.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statements of Changes in Net Assets (unaudited)

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$442,531	$3,457,884
Net realized gain on investments and foreign currency related transactions	44,655,501	854,950
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(34,959,382)	22,692,729
Net increase in net assets resulting from operations	10,138,650	27,005,563
Dividends and distributions to shareholders from:
Net investment income	(1,007,825)	(2,840,316)
Total increase in net assets resulting from operations	9,130,825	24,165,247
Net Assets
Beginning of period	189,240,223	165,074,976
End of period*	$198,371,048	$189,240,223

* Includes undistributed net investment income of $2,658,855 and $3,224,149, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		13

Financial Highlights

	For the Six Months Ended Aprl 30, 2013		For the Fiscal Years Ended October 31,
	(unaudited)		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of period	$22.95		$20.02	$20.86	$17.99	$15.24	$29.69
Net investment income	0.05		0.42	0.41	0.57	0.40	0.43
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.17		2.85	(0.72)	2.69	2.71	(14.98)
Net increase/(decrease) in net assets resulting from operations	1.22		3.27	(0.31)	3.26	3.11	(14.55)
Dividends and distributions to shareholders:
Net investment income	(0.12)		(0.34)	(0.53)	(0.39)	(0.36)	(0.01)
Total dividends and distributions to shareholders	(0.12)		(0.34)	(0.53)	(0.39)	(0.36)	(0.01)
Anti-dilutive impact due to capital shares tendered	—		—	—	—	—	0.11
Net asset value, end of period	$24.05		$22.95	$20.02	$20.86	$17.99	$15.24
Market value, end of period	$21.55		$20.65	$18.03	$19.08	$15.95	$12.66
Total Investment Return Based on:(b)
Market value	4.94%		16.56%	(2.76)%	22.35%	29.52%	(54.89)%
Net asset value	5.38%		16.67%	(1.24)%	18.60%	21.35%	(48.64)%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$198,371		$189,240	$165,075	$172,030	$148,328	$125,610
Average net assets (000 omitted)	$195,043		$175,613	$169,025	$157,099	$131,494	$205,301
Ratio of expenses to average net assets, net of fee waivers	1.41%	(c)	1.43%	1.50%	1.53%	1.43%	1.37%
Ratio of expenses to average net assets, excluding fee waivers	1.46%	(c)	1.48%	1.55%	1.61%	1.48%	1.42%
Ratio of net investment income to average net assets	0.46%	(c)	1.97%	2.00%	2.97%	2.51%	1.75%
Portfolio turnover rate	85.88%		5.14%	49.48%	5.36%	90.65%	34.07%

(a)			Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)			Annualized.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) (formerly, Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”.

The Fund’s name reflects the new investment policies which were approved by the shareholders and Board of Directors on March 14, 2013. As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are as follows: a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion. The Fund may, at the full discretion of the Adviser, focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund’s portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions. The Fund will not concentrate its investments in any industry or group of industries. The Fund invests in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock. As a fundamental investment restriction, the Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The approved changes have not altered the Fund’s investment objective of seeking long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation is determined as a Level 2 investment. When no fair valuation factor is applied the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the pricing committee may be classified as Level 2 or 3 depending on the nature of the inputs.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. In the absence of readily ascertainable market values these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 04/30/2013
Long-Term Investments
Chemicals	$7,684,154	$2,722,790	$–	$10,406,944
Commercial Banks	4,910,759	9,102,811	–	14,013,570
Construction Materials	1,483,517	10,101,091	–	11,584,608
Food & Staples Retailing	8,581,782	13,110,162	–	21,691,944
Hotels, Resturants & Leisure	3,265,190	5,546,219	–	8,811,409
Multiline Retail	5,461,627	3,160,652	–	8,622,279
Real Estate Management & Development	11,759,670	5,118,921	–	16,878,591
Venture Capital	–	–	3,032,361	3,032,361
Other	59,623,856	37,188,974	–	96,812,830
Short-Term Investments	–	5,665,000	–	5,665,000
Total	$102,770,555	$91,716,620	$3,032,361	$197,519,536

Amounts listed as “-” are $0 or round to $0.

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. For the period ended April 30, 2013, the security issued by Cimsa Cemento Sanayi VE, in the amount of $3,534,188, transferred from Level 1 to Level 2 because there was a fair value factor applied at April 30, 2013.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 4/30/2013	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$3,032,361	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0– ($171,513)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2013
Venture Capital	$3,842,416	$–	$(3,017,973)	$2,849,963	$–	$(642,045)	$–	$–	$3,032,361
Total	$3,842,416	$–	$(3,017,973)	$2,849,963	$–	$(642,045)	$–	$–	$3,032,361

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2013 is $2,849,963.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

currency relative to the U.S. Dollar. Generally when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2012 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

(h) Dividend and Interest Income:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Effective March 6, 2013 AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the six month period ended April 30, 2013, AAML earned $1,030,551 for advisory services, of which AAML waived $46,163.

(b) Fund Administration:

BBH & Co. is the U.S. administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively, the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the six month period ended April 30, 2013, BBH & Co. earned $15,000 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provided.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six month period ended April 30, 2013, the Fund incurred fees of approximately $32,963 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six month period ended April 30, 2013, 1,327 shares were purchased pursuant to the Directors’ compensation plan. As of April 30, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six month period ended April 30 2013, Fund purchases and sales of securities, other than short-term investments, were $165,547,357 and $342,846,437, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of April 30, 2013, there were 8,246,665 common shares issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted with respect to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 04/30/13	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$1,046,446	$355,599	0.18	$211,330	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,194,943	102,702	0.05	1,386,405	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,581,074	353,380	0.18	7,446,327	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,765,654	413,050	0.21	770,820	–
JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 03/20/08	642,363	70,037	0.04	2,396,384	467,789
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	205,067	166,275	0.08	401,833	18,750
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,282,502	251,865	0.13	804,759	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	395,881	78,353	0.04	2,923,426	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,087,224	0.55	1,109,561	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	784,505	153,876	0.08	1,203,325	–
Total		$11,184,016	$3,032,361	1.54	$18,654,170	$2,011,123

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six month period ended April 30, 2013, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging ;market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, smaller companies are usually less stable in and price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced and continued to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

At April 30, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $198,273,076, $13,146,850, $(13,900,390) and $(753,540), respectively.

11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”). No. 2011-11, Balance Sheet (Topic 210): “Disclosures about Offsetting Assets and Liabilities”. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management evaluated the implications of this ASU and has determined that there is no significant impact on the financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2013.

Gregory Hazlett, a Class I Director of the Fund, resigned from the Board of Directors effective June 11, 2013. Following his resignation, the size of the Board was reduced to 5 directors.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Proxy Voting Information (unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 14, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect two directors to serve as Class III directors for three year terms as until their successors and qualify:

	Votes For	Votes Withheld
Enrique R. Arzac	7,236,449	243,607
James J. Cattano	4,4148,139	3,331,917

Directors whose term of office continued beyond this meeting are as follows: Steven N. Rappaport, Martin M. Torino, and Alexander E. Zagoreos.

A Special Meeting of Shareholders of the Fund was held on March 14, 2013 at 712 Fifth Avenue, New York, N.Y. The description of the proposals and number of shares voted at the meeting are as follows.

(2) To replace a fundamental investment policy and investment restrictions of the Fund:

Votes For	Against	Non Votes
5,858,699	71,703	11,254

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on December 4, 2012, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In connection with its evaluation of the Advisory Agreement, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

(i)                  The nature, extent and quality of the services provided by the Adviser;

(ii)    The performance of the Fund;

(iii)            The management fee rate, which includes the advisory fee charged by the Adviser and the administration fee charged by the Fund’s administrator, and the total net expense ratio of the Fund, both on an absolute basis and as compared both to a relevant peer group of funds and to fees charged by the Adviser to others;

(iv)       The extent to which economies of scale could be realized by the Adviser and shared with the Fund’s shareholders;

(v)              The costs of services provided and profits realized by the Adviser;

(vi)           Other benefits realized by the Adviser or its affiliates from its relationship with the Fund; and

(vii)        Any other factors that the Board deemed relevant to its consideration.

In addition to its review of information presented to the Board during the contract renewal process, the Board considered knowledge gained from presentations by and discussions with management at regular and special meetings throughout the year. The Independent Directors were represented by independent counsel throughout the review

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited) (continued)

process and convened executive sessions without management present. In its deliberations, the Board did not identify any single factor that was all-important or controlling and each Director may have attributed different weights to the various factors.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided under the Advisory Agreement. The Board considered the reorganization of the Fund’s previous investment adviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), into the Adviser, which occurred on March 1, 2012. As a result of this reorganization, the Adviser continues to conduct AAMISL’s businesses and represented that there has been no change to the portfolio management team or the level or nature of services provided to the Fund and the same resources that were available to AAMISL for the management of the Fund are available to the Adviser.

Additionally, the Board considered, among other things, information about the background and experience of senior management and investment personnel who were responsible for managing the Fund. The Board also received presentations from and participated in information sessions with senior investment personnel of the Adviser. The Board considered information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process followed by those individuals responsible for managing the Fund. The Board, in particular, received information from the Adviser about its resources, including personnel, devoted to focusing on the market sectors in which the Fund invests. The Board was satisfied that the Adviser had appropriate resources to cover the market sectors to manage the Fund in a manner consistent with its investment objective.

The Board also evaluated the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser’s investment and legal compliance program and record with respect to the U.S. registered closed-end funds managed by the Adviser. The Board met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

Furthermore, the Board received and considered information about the financial viability of the Adviser to satisfy itself that the Adviser had adequate resources to perform the services required under the Advisory Agreement.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, the nature, extent and quality of the services provided to the Fund supported renewal of the Advisory Agreement.

Investment Performance. In addition to reports received at its regular quarterly meetings, the Board received and considered information on the investment performance history of the Fund, including comparison to comparable funds and a broad-based benchmark index returns over various calendar years. The Board was provided with reports, independently prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), which included a comprehensive analysis of the Fund’s performance.

The Board noted that the Fund’s performance was in-line with the performance of its former benchmark index, the MSCI EM Infrastructure Index, for the calendar years under review. The Board also noted that, with the exception of 2009 and 2010, the Fund’s performance for the calendar years under review was higher than the other closed-end fund in the Morningstar Specialty Communications Category, which the Board noted invests using a strategy that differs from the Fund in important respects. Although the Adviser believed that there were no funds directly comparable to the Fund, the Board considered the investment performance of funds the Adviser believed to be the closest comparable funds to the Fund, noting that such funds are not specifically mandated to invest in emerging markets. The Adviser provided information about factors that contributed to the Fund’s recent performance results. The Board concluded that it was generally satisfied with the Fund’s performance and that the Adviser was taking appropriate actions with respect to investment performance.

Fees and Economies of Scale. The Board considered the management fee rate, which combines the advisory fee charged by the Adviser and the administration fee charged by the Fund’s administrator, and potential economies of scale. The Board received an analysis from Strategic Insight that compared the Fund’s management fee rate to the management fee rate of a peer group of funds on a gross basis and on a net basis after taking into consideration any fee waivers or expense reimbursements. The Board noted that the gross management fee rate for the Fund was in-line with the average and equal to the median gross management fee rates of its peer group. The Board also noted that the net management fee rate for the Fund was in-line with the average and equal to the median net management fee rates of its peer group. Furthermore, the Board concluded that the contractual breakpoints utilized by the Fund adequately took into account potential economies of scale.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Supplemental Information (unaudited) (concluded)

The Board also reviewed information prepared by Strategic Insight that showed that the Fund’s 2011 total net expense ratio was in-line with the average but higher than the median ratio of its peer group. The Board considered the differences between the Fund and the funds in the peer group. The Board noted that the peer group funds invest primarily in domestic securities included in specialty equity sectors, whereas the Fund invests primarily in non-US securities of companies in foreign emerging markets, resulting in a custody expense that was significantly higher than that of the peer group funds. The Board concluded that the Fund’s expense results were primarily attributable to the higher cost of custody of foreign assets and below median expense waivers.

Costs of Services Provided and Profitability. The Board considered, among other things, the Adviser’s estimates of its costs in providing advisory services to the Fund, and the Adviser’s resulting profitability. The Board noted instances of reduced expenses for the twelve months ended August 31, 2012 in comparison to the Adviser’s expenses for the twelve months ended September 30, 2011 and the twelve months ended September 30, 2010, and the reasons for the reductions. Based on its review of the estimated cost and profit information provided by the Adviser, and in light of the nature, extent and quality of services provided to the Fund, the Board did not deem the Adviser’s profitability to be excessive.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional funds or accounts. The Adviser advised the Board that, due to the unique strategy of the Fund, the Adviser did not manage any other closed-end funds that were directly comparable. The Board considered that the Adviser was subject to a broader and more extensive regulatory regime in connection with management of the Fund compared to the Adviser’s management of institutional funds or accounts. The Board did not deem the fee rate under the Advisory Agreement to be excessive relative to these other fee rates, given its understanding of similarities and differences in the nature and extent of services offered and other factors.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential “fall-out” or ancillary benefits that could be realized by the Adviser or its affiliates as a result of its relationship with the Fund. In this regard, the Board was advised that the Adviser and its affiliates may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered that the Adviser has the authority to receive research and brokerage services from a broker that may be useful to various clients in exchange for conducting portfolio brokerage transactions through such broker. The Board noted that the Adviser also may enter into commission sharing arrangements with certain brokers for the receipt of goods or services that relate to the execution of trades or the provision of research. The Board considered the Adviser’s representations that it evaluates any soft-dollar or commission sharing arrangements for compliance with applicable US or UK regulations, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with its duty to seek best execution.

*                    *                        *                        *                    *

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and the compensation payable thereunder.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Steven N. Rappaport	Boston, MA 02109
Martin M. Torino
Alexander Zagoreos	Shareholder Servicing Agent
Computershare Trust Company, N.A.
Officers	250 Royall Street
Christian Pittard, President	Canton, MA 02021
Jeffrey Cotton, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer	Independent Registered Public Accounting Firm
Megan Kennedy, Vice President and Secretary	PricewaterhouseCoopers LLP
Alan Goodson, Vice President	300 Madison Avenue
Joanne Irvine, Vice President	New York, NY 10017
Devan Kaloo, Vice President
Jennifer Nichols, Vice President	Legal Counsel
Nick Robinson, Vice President	Willkie Farr & Gallagher LLP
Lucia Sitar, Vice President	787 Seventh Avenue
Hugh Young, Vice President	New York, NY 10019
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary	Investor Relations
Aberdeen Asset Management Inc.
Investment Adviser	1735 Market Street, 32nd Floor
Aberdeen Asset Managers Limited	Philadelphia, PA 19103
Bow Bells House	1-866-839-5205
1 Bread Street	InvestorRelations@aberdeen-asset.com
London, United Kingdom
EC4M 9HH

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2013, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenetf.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•              Calling us toll free at 1-866-839-5205 in the U.S.

•              E-mailing us at InvestorRelations@aberdeen-asset.com

•              Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Telephone: 800 522 5465 aberdeen-asset.us/cef

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on January 4, 2013.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2012 through November 30, 2012	0	0	0	824,667
December 1, 2012 through December 31, 2012	0	0	0	824,667
January 1, 2013 through January 31, 2013	0	0	0	824,667
February 1, 2013 through February 28, 2013	0	0	0	824,667
March 1, 2013 through March 31, 2013	0	0	0	824,667
April 1, 2013 through April 30, 2013	0	0	0	824,667
Total	0	0	0	824,667

(1)  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. On October 26, 2009, the Board authorized an amount of up to 10% of each the Fund’s outstanding shares as of November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the first fiscal half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

(formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2013